EXHIBIT 32
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               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Integrated Data Corp (the "Company") on Form 10-Q for the fiscal quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David C. Bryan, President and Chief Executive Officer (principal executive officer) and principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  February 18, 2005       By:  /s/ David C. Bryan
                                    ------------------
                                    David C. Bryan
                                    President and Chief Executive Officer
                                    (Principal executive officer and
                                     principal financial officer)


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Integrated Data Corp. and will be retained by Integrated Data Corp. and furnished to the Securities and Exchange Commission or its staff upon request.